UBS Investment Trust

UBS U.S. Allocation Fund | Supplement

Supplement to the Prospectus ("Prospectus") and Statement of Information ("SAI"), each dated December 29, 2017, as supplemented.

June 27, 2018

Dear Investor,

The purpose of this supplement is to inform you of certain updates to UBS U.S. Allocation Fund (the "fund"), a series of UBS Investment Trust (the "Trust").

First, at the recommendation of UBS Asset Management (Americas) Inc., the fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C shares of the fund and the automatic conversion of Class C shares of the fund into Class A shares of the fund. Effective on or about July 12, 2018 (the "Closure Date"), the fund will cease offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, will not be permitted after the Closure Date.

Effective on or about October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the fund will be automatically converted into Class A shares of the fund. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (currently, 0.75% of average net assets) and any contingent deferred sales charges applicable to Class C shares will be waived; 12b-1 service fees (currently, 0.25% of average net assets) will continue to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividends and capital gain distributions will continue and existing shareholders may exchange their Class C shares of the fund for Class C shares of other UBS Family Funds (as defined in the Prospectus), as permitted by existing exchange privileges. Upon the conversion of Class C shares into Class A shares, each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any deferred sales charges applicable to Class C shares will be waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for fund shareholders.

The conversion will occur without any action being necessary from shareholders.

Accordingly, effective on or about the Conversion Date, all references to Class C shares of the fund in the Prospectus and the SAI are hereby deleted.

ZS-958

Second, effective immediately, the section captioned "Disclosure of portfolio holdings" on page 38 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The fund will generally post on UBS AM's Web site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html, its ten largest equity holdings, and the percentage that each of these holdings represents of the fund's total assets, as of the most recent calendar month end, 10 days after the end of the month.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.